                                                                  EXHIBIT 24
                             POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE S. TESSERIS, ANTHONY G. SOMMER and RICHARD J. SCHALTER, and any one of them, his true and lawful attorney or attorneys with full power of substitution, to execute in his name in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-3 Registration Statement of Spartan Motors, Inc. with respect to the shares of Spartan Motors, Inc. Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. 1996 Stock Option and Restricted Stock Plan for
Outside Market Advisors, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of the attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intent and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 11, 1997                       /S/ GEORGE W. SZTYKIEL
                                        George W. Sztykiel, Director and
                                        Principal Executive Officer

                             POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE S. TESSERIS, ANTHONY G. SOMMER and RICHARD J. SCHALTER, and any one of them, his true and lawful attorney or attorneys with full power of substitution, to execute in his name in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-3 Registration Statement of Spartan Motors, Inc. with respect to the shares of Spartan Motors, Inc. Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. 1996 Stock Option and Restricted Stock Plan for Outside Market Advisors, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of the attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intent and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 11, 1997                   /S/ JOHN E. SZTYKIEL
                                    John E. Sztykiel, Director and
                                    Principal Operating Officer

                             POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE S. TESSERIS, ANTHONY G. SOMMER and RICHARD J. SCHALTER, and any one of them, his true and lawful attorney or attorneys with full power of substitution, to execute in his name in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-3 Registration Statement of Spartan Motors, Inc. with respect to the shares of Spartan Motors, Inc. Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. 1996 Stock Option and Restricted Stock Plan for Outside Market Advisors, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of the attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intent and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 11, 1997                  /S/ RICHARD J. SCHALTER
                                   Richard J. Schalter
                                   Principal Accounting and Financial
                                     Officer

                                POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE S. TESSERIS, ANTHONY G. SOMMER and RICHARD J. SCHALTER, and any one of them, his true and lawful attorney or attorneys with full power of substitution, to execute in his name in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-3 Registration Statement of Spartan Motors, Inc. with respect to the shares of Spartan Motors, Inc. Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. 1996 Stock Option and Restricted Stock Plan for Outside Market Advisors, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of the attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intent and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 11, 1997                       /S/ ANTHONY G. SOMMER
                                        Anthony G. Sommer
                                        Director

                                POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE S. TESSERIS, ANTHONY G. SOMMER and RICHARD J. SCHALTER, and any one of them, his true and lawful attorney or attorneys with full power of substitution, to execute in his name in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-3 Registration Statement of Spartan Motors, Inc. with respect to the shares of Spartan Motors, Inc. Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. 1996 Stock Option and Restricted Stock Plan for Outside Market
Advisors, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of the attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intent and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 11, 1997                  /S/ WILLIAM F. FOSTER
                                   William F. Foster
                                   Director

                             POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE S. TESSERIS, ANTHONY G. SOMMER and RICHARD J. SCHALTER, and any one of them, his true and lawful attorney or attorneys with full power of substitution, to execute in his name in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-3 Registration Statement of Spartan Motors, Inc. with respect to the shares of Spartan Motors, Inc. Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. 1996 Stock Option and Restricted Stock Plan for Outside Market Advisors, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of the attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intent and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 11, 1997                  /S/ CHARLES E. NIHART
                                   Charles E. Nihart
                                   Director

                             POWER OF ATTORNEY


     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE S. TESSERIS, ANTHONY G. SOMMER and RICHARD J. SCHALTER, and any one of them, his true and lawful attorney or attorneys with full power of substitution, to execute in his name in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., a Form S-3 Registration Statement of Spartan Motors, Inc. with respect to the shares of Spartan Motors, Inc. Common Stock, $.01 par value, to be issued pursuant to the Spartan Motors, Inc. 1996 Stock Option and Restricted Stock Plan for Outside Market Advisors, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of the attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intent and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 11, 1997                  /S/ GEORGE S. TESSERIS
                                   George S. Tesseris
                                   Director